Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C.SECTION 1350,
AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Steakhouse Partners, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, A. Stone Douglass, President, Chief Executive Officer and Chairman of the Board of Directors of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, a amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 12, 2005	/s/ A. Stone Douglass A. Stone Douglass President, Chief Executive Officer and Chairman of the Board of Directors (Serving as principal executive officer)